Exhibit 32
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of FGBC Bancshares, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), W. Brett Morgan, Interim Chief Executive Officer of the Company, and Teresa L. Martin, CFO of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1)	To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2010	/s/ W. Brett Morgan
W. Brett Morgan
Interim Chief Executive Officer

Date: May 14, 2010	/s/ Teresa L. Martin
Teresa L. Martin
Chief Financial Officer